Exhibit 99.2

550 Meridian Avenue San Jose, CA 95126 Phone: +1-408-938-5200 Fax: +1-408-790-3800 info@echelon.com www.echelon.com
News Release

Echelon to Seek Stockholder Approval to Effect a Reverse Stock Split to Regain Compliance with NASDAQ Listing Rules

Strategic Committee of the Board, with Goldman Sachs as Advisors, to Explore Alternatives to Maximize Shareholder Value

SAN JOSE, Calif., August 6, 2015 - Echelon Corporation (NASDAQ: ELON), a leading independent control networking company for the Industrial Internet of Things (IIoT), today announced that its Board of Directors has authorized the Company to seek stockholder approval to effect a reverse stock split of Echelon’s common stock. The reverse stock split, which is currently anticipated to be in a 1-for-10 ratio, will be submitted to stockholders at a special meeting of Echelon’s stockholders. An affirmative vote by stockholders will permit the Board to implement the reverse stock split.

Assuming the anticipated ratio, at the effective time of the reverse stock split, every 10 shares of issued and outstanding common stock will be converted into one share of common stock. The reverse stock split affects all of the issued and outstanding common shares, treasury shares, stock options and other equity awards of the Company. The reverse stock split will reduce the number of shares of common stock outstanding from approximately 44.1 million shares to approximately 4.41 million shares.

The Company will issue cash to stockholders whose holdings would result in fractional shares as a consequence of the reverse stock split. Proportional adjustments will be made to the conversion or exercise rights under the Company’s outstanding stock options and other stock awards entitling their holders to purchase or receive shares of common stock so that the reverse stock split will not materially affect ownership interest, proportional voting power or the rights of holders of those securities.

The primary purpose of the reverse stock split is to bring the Company back into compliance with the minimum bid price listing requirement of the Nasdaq Global Market. The Company’s stock must trade for 10 consecutive days with a closing bid price above $1.00 in order to return to full compliance with the listing standards of the Nasdaq Global Market.

The Company also announced that the Board of Directors has authorized its strategic committee of independent directors to identify, evaluate and pursue the feasibility and relative merits of various financial strategies. We plan to consider a wide range of available options, including, among other things, partnerships, strategic business model alternatives, recapitalization, disposition of one or more corporate assets, or a possible business combination or sale of the Company, in addition to continued pursuit of the Company as a stand-alone entity. The Company has engaged Goldman Sachs as its financial advisor in support of these activities.

“We do not believe that the Company’s current stock price reflects the fundamental value of our business and technology. As a result, we plan to review a wide range of strategic and financial options, including potentially remaining as a stand-alone business, or combining with another company, in pursuit of maximum shareholder value,” said Ron Sege, Chairman of the Board of Directors and Chief Executive Officer. “We believe we have made a great deal of progress in the last year and we remain focused on executing our strategic and operational initiatives that benefit our customers and partners.”

The Company has not set a definitive timetable for completing its evaluation. There can be no assurance that the Board of Director’s exploration of strategic alternatives will result in the entering or consummation of any transaction. Echelon does not intend to discuss or disclose developments with respect to this process.

About Echelon Corporation
Echelon Corporation (NASDAQ: ELON) is a leading independent control networking company for the Industrial Internet of Things. Echelon delivers multi-protocol and multi-media elements necessary to design, install, monitor and control industrial-strength 'communities of devices' within the lighting, building automation and Internet of Things markets worldwide. The Company develops and sells complete systems and subsystems for target applications, plus system-on-chips (SoCs), embedded software, and commissioning and management tools for OEMs. With more than 100 million Echelon-powered devices installed worldwide, the Company helps its customers easily and safely migrate existing control systems to the most modern platforms, while bringing new devices and applications into an ever-growing global Industrial Internet. Echelon helps its customers reduce operational costs, enhance satisfaction and safety, grow revenues and perform better in both established and emerging markets. More information about Echelon can be found at http://www.echelon.com and at the Company's blog at http://blog.echelon.com/.
###
Echelon, and the Echelon logo are trademarks of Echelon Corporation registered in the United States and other countries. Other product or service names mentioned herein are the trademarks of their respective owners.

Additional Information and Where to Find It
Echelon will file a preliminary proxy statement regarding the reverse stock split proposal, and it intends to mail a definitive proxy statement to its stockholders regarding the proposal. Investors and stockholders of Echelon are urged to read the definitive proxy statement when it becomes available because it will contain important information about Echelon and the reverse stock split proposal. Investors and stockholders may obtain a free copy of the preliminary and definitive proxy statements (when they are available) and all of Echelon’s annual, quarterly and special reports at the SEC’s web site at www.sec.gov. A free copy of the definitive proxy statement and all of Echelon’s annual, quarterly and special reports may also be obtained from Echelon. Echelon and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Echelon’s stockholders in favor of the reverse stock split proposal. Information regarding the security ownership and other interests of Echelon’s executive officers and directors will be included in the definitive proxy statement.

Risk Factors Regarding Forward-Looking Statements
This press release contains “forward-looking” statements within the meaning of Section 21A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbor created thereby. Echelon advises caution in reliance on forward-looking statements. Forward looking statements include the following: the effects of a decision by the Board of Directors whether to effect a reverse stock split; the performance of and interest in the Echelon’s stock following the reverse stock split; the ability of Echelon to meet the Nasdaq’s listing criteria; and statements concerning Echelon’s anticipated exploration of possible strategic alternatives, business restructuring, outlook or expected performance or developments. Actual results could differ materially from those projected in forward-looking statements as a result of a number of risks and uncertainties. Such risks and uncertainties, include, but are not limited to, unanticipated issues that would impact the expected timing of Echelon’s reverse stock split; the existing and expected marketability and liquidity of Echelon’s common stock and prevailing market conditions; the likely effect of a reverse split on the market price of Echelon’s common stock, including the failure of the reverse stock split to raise the market price of Echelon’s common stock, help Echelon maintain its listing on the Nasdaq Global Market or increase interest in Echelon’s stock; Echelon’s ability to identify desirable strategic alternatives; the desire and ability (or lack thereof) of Echelon and any relevant third parties to explore those alternatives and reach mutually acceptable definitive documentation to effect a possible strategic transaction and, if that occurs, whether the conditions to closing would then be satisfied; the time and costs required to explore and investigate possible transactions and other corporate actions; management and board interest in and distraction due to exploring and investigating strategic alternatives; and the reactions, either positive or negative, of investors, competitors, customers, employees and others to Echelon exploring possible strategic alternatives and opportunities and to any specific strategic alternative or opportunity selected by Echelon; risks associated with the continued development and growth of markets for Echelon's products; the risk that we will not realize our expectations with respect to the successful integration and growth of the products we acquired from Lumewave; failure to achieve revenue estimates or maintain expense controls; circumstances that may delay the time frame for achieving our business outlook; the timely development of Echelon's products and services and the ability of those products and services to perform as designed and meet customer expectations; the risk that Echelon does not meet expected or required shipment, delivery or acceptance schedules for its products and that Echelon may incur penalties or additional expenses or delay revenue recognition as a result; and other risks identified in Echelon's SEC filings. The discussion of risk factors are detailed in the Company’s filings with the Securities and Exchange Commission, including reports on its most recently filed Form 10-K and Form 10-Q. The financial information presented in this release reflects estimates based on information that is available to us at this time. Actual results, events and performance may differ materially. Echelon undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

The condensed consolidated financial statements that follow should be read in conjunction with the notes set forth in Echelon's Quarterly Report on Form 10-Q when filed with the Securities and Exchange Commission.

Investor Relations Contacts:
Annie Leschin
StreetSmart Investor Relations
+1 (415) 775-1788
annie@streetsmartir.com